Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of QNB Corp. (the Company) for the period ended December 31, 2019, as filed with the Securities and Exchange Commission (the Report), I, Janice McCracken Erkes, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by § 906 of the Sarbanes-Oxley Act of 2002, that this periodic report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: March 13, 2020	By:	/s/ Janice McCracken Erkes
Janice McCracken Erkes
Chief Financial Officer